Exhibit 99.2


                        CERTIFICATION OF PERIODIC REPORT

         I, Edward N. Jones, Chief Financial Officer of FoneFriend, Inc ( the "Company" ), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         The Quarterly Report on Form 10-QSB of the Company for the three months ended June 30, 2003 (the " Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 19, 2003

                                       /S/ Edward N. Jones
                                       ----------------------------------------
                                       Edward N. Jones, Chief Financial Officer